UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

Accenture plc

(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square,

Grand Canal Harbour,

Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: (353) (1) 646-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 3, 2011, Accenture plc (“Accenture”) held its 2011 annual general meeting of shareholders (the “Annual Meeting”) as described in Accenture’s definitive Proxy Statement for the Annual Meeting filed on December 20, 2010. A quorum was present at the meeting as required by Accenture’s Articles of Association. The immediately following chart sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

	For	Against	Abstained	Broker Non-Votes
Acceptance, in a non-binding vote, of the financial statements for the fifteen month period ended August 31, 2010 as presented	564,193,594	2,285,106	3,303,709	2,020
Re-appointment of the following directors:
Charles H. Giancarlo	499,685,044	4,933,957	962,181	64,203,247
Dennis F. Hightower	502,000,621	2,635,715	944,431	64,203,662
Blythe J. McGarvie	498,172,405	6,443,809	964,968	64,203,247
Mark Moody-Stuart	501,000,017	3,654,386	926,472	64,203,554
Pierre Nanterme	503,579,584	1,433,300	567,817	64,203,728
Ratification, in a non-binding vote, of appointment of KPMG as independent auditors for the 2011 fiscal year and authorization, in a binding vote, of the Board, acting through the Audit Committee to determine KPMG’s remuneration	566,297,130	3,050,610	436,689	0
Approval, in a non-binding vote, of the compensation of the named executive officers	454,162,405	48,745,199	2,620,818	64,256,007
Authorization to hold the 2012 annual general meeting of shareholders of Accenture plc at a location outside of Ireland	567,585,775	1,561,184	636,443	1,027
Authorization of Accenture to make open-market purchases of Accenture plc Class A ordinary shares	531,091,177	38,041,530	650,141	1,581
Determination of the price range at which Accenture plc can re-issue shares that it acquires as treasury stock	565,855,278	2,516,025	1,412,678	448

Additionally, set forth below are the voting results on the following matter:

	One Year	Two Years	Three Years	Abstained	Broker Non-Votes
Recommendation, non-binding, of the frequency of shareholder vote on executive compensation	367,275,173	5,080,498	131,416,310	1,798,856	64,213,592

In light of the voting results with respect to the frequency of shareholder votes on executive compensation, Accenture’s Board of Directors has decided that Accenture will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. Accenture is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2011	ACCENTURE PLC

	By:	/s/ Julie S. Sweet
	Name:	Julie S. Sweet
	Title:	General Counsel, Secretary & Chief
Compliance Officer